UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 10, 2014

Commission File Number of the issuing entity: 333-187718-04

GE EQUIPMENT TRANSPORTATION LLC, SERIES 2014-1

(Exact name of issuing entity)

Commission File Number of the issuing entity with respect to the SUBI certificate: 333-187718-01

GE TF TRUST

(Exact name of issuing entity with respect to SUBI certificate)

Commission File Number of depositor: 333-187718

CEF EQUIPMENT HOLDING, L.L.C.

(Exact name of depositor as specified in its charter)

GENERAL ELECTRIC CAPITAL CORPORATION

(exact name of sponsor as specified in its charter)

Delaware	20-5439580
(State or other jurisdiction	(IRS Employer
of incorporation)	Identification No.)

10 Riverview Drive, Danbury, Connecticut	06810
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (203) 749-2101

(Former name or former address, if changed since last report.)

Exhibit Index located on page 5

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Items 1.01 Entry into a Material Definitive Agreement

The following material definitive agreement has been entered into:

1. Underwriting Agreement, dated June 10, 2014 (the “Underwriting Agreement”), among General Electric Capital Corporation (“GECC”), CEF Equipment Holding, L.L.C. (“CEF Holding”), GE Equipment Transportation LLC, Series 2014-1 (the “Issuer”) and Barclays Capital Inc., as representative of the several underwriters identified therein.

The registrant is also filing forms of the following documents in connection with the issuance of $726,900,000 of asset backed notes by GE Equipment Transportation LLC, Series 2014-1 (the “Issuer”) described in the Prospectus Supplement dated June 10, 2014 to Prospectus dated June 4, 2014:

1. Limited Liability Company Agreement of the Issuer, to be dated as of June 18, 2014 (the “LLC Agreement”).

2. Receivables Sale Agreement, to be dated as of June 18, 2014, among GECC, GE Capital Title Holding Corp., and CEF Holding (the “Receivables Sale Agreement”).

3. Receivables Purchase and Sale Agreement, to be dated as of June 18, 2014, between CEF Holding and the Issuer (the “Receivables Purchase and Sale Agreement”).

4. Servicing Agreement, to be dated as of June 18, 2014, among the Issuer, GE TF Trust (the “Titling Trust”) and GECC, as the servicer (the “Servicing Agreement”).

5. Indenture, to be dated as of June 18, 2014, between the Issuer and Citibank, N.A., as indenture trustee (the “Indenture”).

6. Administration Agreement, to be dated as of June 18, 2014, between the Issuer and GECC, as the administrator (the “Administration Agreement”).

7. Limited Removal and Clean-Up Call Agreement, to be dated as of June 18, 2014, between the GE Equipment Funding, LLC (the “Managing Member”) and the Issuer (the “Limited Removal and Clean-Up Call Agreement”)

8. Series 2014-1 SUBI Supplement to the Amended and Restated Trust Agreement, dated as of April 30, 2012, between GE Capital Title Holding Corp., as settlor (in such capacity, the “Settlor”) and initial beneficiary (in such capacity, the “Initial Beneficiary”) and Wilmington Trust Company, as UTI trustee, administrative trustee and Delaware trustee, to be dated as of June 18, 2014 (the “Series 2014-1 SUBI Supplement”), among the Settlor, the Initial Beneficiary and Wilmington Trust Company, as UTI trustee, administrative trustee and SUBI trustee.

9. Series 2014-1 SUBI Supplement to the Amended and Restated Collateral Agency Agreement, dated as of April 30, 2012, among GECC, GE Title Agent, LLC, as collateral agent (the “Collateral Agent”) and the Titling Trust, to be dated as of June 18, 2014 (the “Series 2014-1 SUBI Supplement Collateral Agency Agreement”), among the Titling Trust, the Collateral Agent, GECC and Citibank, N.A., as secured party.

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Section 9.	Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits

Exhibit No.	Description

Exhibit 1(a)	Underwriting Agreement

Exhibit 4(b)	LLC Agreement

Exhibit 4(c)	Receivables Sale Agreement

Exhibit 4(d)	Receivables Purchase and Sale Agreement

Exhibit 4(e)	Servicing Agreement

Exhibit 4(f)	Indenture

Exhibit 4(g)	Administration Agreement

Exhibit 4(h)	Limited Removal and Clean-Up Call Agreement

Exhibit 99(a)	Series 2014-1 SUBI Supplement

Exhibit 99(b)	Series 2014-1 SUBI Supplement Collateral Agency Agreement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEF EQUIPMENT HOLDING, L.L.C.

By:	/s/ Charles E. Rhodes
Name:	Charles E. Rhodes
Title:	Vice President and Secretary

Dated:      June 10, 2014

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Exhibit Index

Exhibit No.	Description

Exhibit 1(a)	Underwriting Agreement

Exhibit 4(b)	LLC Agreement

Exhibit 4(c)	Receivables Sale Agreement

Exhibit 4(d)	Receivables Purchase and Sale Agreement

Exhibit 4(e)	Servicing Agreement

Exhibit 4(f)	Indenture

Exhibit 4(g)	Administration Agreement

Exhibit 4(h)	Limited Removal and Clean-Up Call Agreement

Exhibit 99(a)	Series 2014-1 SUBI Supplement

Exhibit 99(b)	Series 2014-1 SUBI Supplement Collateral Agency Agreement

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